The State of Qatar
The Ministry of Justice
Documentation Department
Documentation Section

Form no. D/1
Documentation report no.

Documentation Department - Ministry of Justice
Documentation no.: 34161/2015
Date: 06/08/2015

[Seal reads: The State of Qatar – Companies Control Section - The Ministry of Economy and Trade]

Articles of Association

Vivakor Company "Limited Liability Company"

On Sunday, 06 Sha'ban 1436 AH, corresponding to **24/05/2015**, this contract has been entered into and concluded by and between:

No	Name	Nationality	ID/Passport no.	Country of residence	Address
1	**Sheikh Khaled Jabr Mohammad Jabr Al Thani**	**Qatari**	2636401345	Doha	Qatar
2	**Vivakor Ink** **Represented by/ Najib Khouri**	**American** **American**	CR: NV20061383583 509321563	Doha	Qatar

The abovementioned parties have agreed to the following:

Article (1)

To establish a Qatari Limited Liability Company, as per the provisions of the Commercial Companies Law no. (5) of 2002 and the provisions of the present Articles of Association.

Article (2)

The name of the company: **Vivakor Company** "Limited Liability Company"

The name of the company shall always be followed by the phrase "Limited Liability Company" in a clear, legible form. If the managers ignore the aforementioned provision; they shall be jointly liable, from their own money, to the company's commitments, not to mention the indemnifications.

Article (3)

The purpose of the company:

It shall be: The Supply of oil and gas fields equipment, maintenance of oil fields, and maintenance of oil equipment (petroleum equipment).

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C.R.: 23822/5 P.O.Box: 6077 Doha - Qatar

The State of Qatar
The Ministry of Justice
Documentation Department
Documentation Section

Form no. D/1
Documentation report no.

Documentation Department – Ministry of Justice
Documentation no.: 34161/2015
Date: 06/08/2015

[Seal reads: The State of Qatar – Companies Control Section - The Ministry of Economy and Trade]

<table>
<tr><td colspan="3">

Article (4)

The company's head office and legal address shall be the city of (**Doha**) in the State of Qatar. The company may establish branches within Qatar or abroad, whenever required by the best interests of the company, subject to the approval of the General Assembly of Partner or managers. The addresses of the branches shall be stated in the company's commercial registration.

</td></tr>
<tr><td>Attester
[signature]</td><td colspan="2">The Parties</td></tr>
<tr><td rowspan="3">Attestation seal
[seal reads: The State of Qatar – The Ministry of Justice – Documentation Department]</td><td>1- [signature]</td><td>2- [signature]</td></tr>
<tr><td>3-</td><td>4-</td></tr>
<tr><td>5-</td><td>6-</td></tr>
</table>

HOME CENTRE Translation
مركز بيت الترجمة
C.R.: 23822/5 P.O.Box: 6077 Doha - Qatar

The State of Qatar
The Ministry of Justice
Documentation Department
Documentation Section

Form no. D/1
Documentation report no.

Documentation Department – Ministry of Justice
Documentation no.: 34161/2015
Date: 06/08/2015

[Seal reads: The State of Qatar – Companies Control Section - The Ministry of Economy and Trade]

Article (5)

The term of the company:

The term of the company shall be (25) **Gregorian years**, starting from the date of registering it in the commercial register. The term of the company may be extended by a decision to be issued by the General Assembly of Partners.

Article (6)

The capital of the Company:

The capital of the Company has been fixed at (**200000**) Qatari Riyals divided into (**200**) equal-value shares. The price of each share shall be (**1000**) Qatari Riyals. The shares have been allocated to the partners as follows:

No.	Name	No. of shares	Value of share	Total
1	**Sheikh Khaled Jabr Mohammad Jabr Al-Thani**	**102**	1000	102000
2	**Vivakor Inc.**	**98**	1000	98000

Each partner has paid the value of the shares in full. The value has been deposited in **Qatar National** bank, by virtue of a certificate issued by the mentioned bank.

Article (7)

The company's management:

The Company shall be managed by one or more managers, who may be chosen from among the partners or from others appointed by the partner for a limited or unlimited term. The managers appointed by the Company's Articles of Association shall be appointed for a period of (25) years. The managers appointed by the Articles of Association may be terminated. Their successors may be appointed and eventually be terminated, subject to the approval of the partners who hold more than half of the capital.

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The State of Qatar
The Ministry of Justice
Documentation Department
Documentation Section

Form no. D/1
Documentation report no.

Documentation Department – Ministry of Justice
Documentation no.: 34161/2015
Date: 06/08/2015

[Seal reads: The State of Qatar – Companies Control Section - The Ministry of Economy and Trade]

The partners have hereby appointed:

No.	Name	Capacity
1	**Sheikh Khaled Jabr Mohmmad Jabr Al-Thani**	**Manager of the Company**

Article (8)

The Manager of the Company shall have the full authority to manage and represent the company. The manager's actions shall be binding to the company, provided that they are accompanied by a statement of the capacity by which the manager is acting. Every decision the General Assembly issues to appoint or substitute the managers shall not apply to third parties except after stating it in the commercial registration.

Attester [signature]	**The Parties**	
Attestation seal [seal reads: The State of Qatar – The Ministry of Justice – Documentation Department]	1- [signature] 3- 5-	2- [signature] 4- 6-

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Article (9)

The managers shall be treated, in terms of responsibility, as members of the boards of directors of joint-stock companies.

Article (10)

The managers may not, without the approval of the General Assembly of Partners, manage a competing company, manage a company that has similar purposes, or make commercial deals, whether for themselves or third parties, that are of a competitive or similar nature to the company's trade. The violation of the aforementioned may result in terminating them and holding them liable to indemnification.

Article (11)

The shares and their assignment:

Subject to article (237) of the Commercial Companies Law no. (5) of 2002:

- A partner may assign the shares to one of the partners or to others, according to an official instrument in writing, and after the unanimous approval of the partners. This assignment shall not be effective in the company or to others except from the date of its registration in the partners' register and commercial registration.
- If a partner wishes to assign the shares to an outsider, the partner shall notify the rest of the partners with the terms of the assignment through the Manager of the Company. The manager, in turn, shall report the terms of the assignment to the partners.
- Every partner may claim the shares under the same conditions and original price. In case of disagreement over the price, the Auditor of the Company shall estimate the price on the date of claiming the shares.
- If more than one partner use their reclaim right, the sold shares shall be divided among them in proportion to their respective shares of the capital.

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The State of Qatar
The Ministry of Justice
Documentation Department
Documentation Section

Form no. D/1
Documentation report no.

Documentation Department – Ministry of Justice
Documentation no.: 34161/2015
Date: 06/08/2015

[Seal reads: The State of Qatar – Companies Control Section - The Ministry of Economy and Trade]

• If one month elapses after the notification and none of the partners uses the right of reclaim, the shareholder may assign the shares to others.

Article (12)

The partners' registry:

The company's head office shall be considered as a private partners' registry. The registry shall include the following:

1. The names of the partners, their nationalities, their countries of origin, and their jobs.
2. The number of shares every partner is holding.
3. The transactions involving the shares, indicating their dates, the reasons for transfer of ownership, the name of the person the shares have been transferred to, their signatures, in the case of transfer between live persons, and the signature of the manager and whoever the shares have been transferred to in the event of transfer due to death.
4. The total number of shares every partner is holding after the transactions.

Attester [signature]	The Parties	
Attestation seal	1- [signature]	2- [signature]
[seal reads: The State of Qatar – The Ministry of Justice – Documentation Department]	3- 5-	4- 6-

HOME CENTRE Translation مركز بيت الترجمة C.R.: 23822/5 P.O.Box: 6077 Doha - Qatar

Each partner and every concerned party, including non-partners, may review this register. A copy of the data contained therein and every change made to it shall be sent to the Companies Control Department at the Ministry of Economy and Trade.
The company's managers shall be personally and jointly liable to any damage that arises from keeping the register in a defective manner, because of incorrect data, the changes made to it, or the data sent to the Companies Control Department at the Ministry of Economy and Trade.

Article (13)

The General Assembly of Partners:

The company shall have a general assembly consisting of all partners. The General Assembly shall convene at the invitation of the managers at least once a year during the four months following the end of the company's fiscal year. The managers shall invite the General Assembly to convene at the request of the Supervisory Board, if any, the Auditor, or a number of partners who hold at least a quarter of the company's capital. The general assembly shall be held at the head office or at any other office the partners agree upon. The invitation to attend the General Assembly shall be sent by registered mail to each partner on the address stated in the Articles of Association / Partners' Registry at least twenty-one days before the date of the meeting. The address stated in the Articles of Association / Partners Registry and the amendments thereto shall be the address of correspondence. A partner may not object to the company's claim that the address is incorrect unless the partner proves that the company has been notified of changing the address. The invitation letter shall include the venue, time, and agenda of the meeting, and a copy of the budget shall be attached to it.

HOME CENTRE Translation
مركز بيت الترجمة
C.R.: 23922/5 P.O.Box: 6077 Doha - Qatar

The State of Qatar
The Ministry of Justice
Documentation Department
Documentation Section

Form no. D/1
Documentation report no.

Documentation Department – Ministry of Justice
Documentation no.: 34161/2015
Date: 06/08/2015

[Seal reads: The State of Qatar – Companies Control Section - The Ministry of Economy and Trade]

Article (14)

The managers shall prepare, each fiscal year, the Company's budget, profit and loss account, a report on the company's activity, its financial position, and their proposals for the distribution of profits within two months from the end of the fiscal year. The Managers shall send a copy of these documents, a copy of the report of the Board of Directors, if any, and a copy of the auditors' report to the Ministry of Economy and Trade and to each partner within one month from the date of preparing the said documents. Each partner may ask the managers to invite the partners to a meeting to discuss these documents.

Article (15)

Each partner has the right to attend the General Assembly meeting, regardless of the number of shares the partner holds. The partner may also delegate another partner, under a special authorization, to represent the partner in the General Assembly. Each partner shall have a number of votes proportional to the number of shares the partner holds or represents.

Article (16)

The agenda of the General Assembly's annual meeting shall include the following issues:

1. Discussing the report of the Board of Directors on the company's activity and financial position during the year and the auditor's report.
2. Discussing and approving the budget and profit and loss account.
3. Determining the percentage of profits distributed to the partners.
4. Appointing the managers or members of the Supervisory Board and defining their remuneration.

Attester [signature]	The Parties	
Attestation seal [seal reads: The State of Qatar – The Ministry of Justice – Documentation Department]	1- [signature] 3- 5-	2- [signature] 4- 6-

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5. Appointing the Auditor and defining the remuneration thereof.
6. Other issues that fall under the jurisdiction of the General Assembly, according to these Articles of Association or the Commercial Companies Law.

Article (17)

The General Assembly may not discuss issues other than the ones listed on the agenda; unless serious issues are revealed during the course of the meeting that require discussing them.

If one of the partners requests enlisting a certain issue on the agenda, the managers shall accept the request or else the partner may resort to the General Assembly.

Article (18)

Each partner has the right to discuss the issues listed on the agenda, and managers shall be obliged to answer the partner's questions. If one of the partners deems that the answers to the questions asked are not satisfactory, the partner may resort to the General Assembly, whose decision on the issue shall be binding.

Article (19)

The decisions of the General Assembly shall not be valid unless a number of partners representing at least half of the company's capital approves them.

If such majority is not secured on the first meeting, the partners shall be invited to a second meeting that should be held within the twenty-first days following the first meeting. The decisions in this meeting shall be issued by a majority of the votes represented in it.

The State of Qatar
The Ministry of Justice
Documentation Department
Documentation Section

Form no. D/1
Documentation report no.

Documentation Department – Ministry of Justice
Documentation no.: 34161/2015
Date: 06/08/2015

[Seal reads: The State of Qatar – Companies Control Section - The Ministry of Economy and Trade]

Article (20)

The Articles of Association of the company may not be amended and the capital may not be increased or decreased unless after the approval of a number of partners representing 75% of the capital.

Article (21)

The General Assembly of Partners may decide, with the unanimous approval of the partners, to change the legal entity type of the company, according to the provisions of the Commercial Companies Law no. (5) of 2002.

Article (22)

The minutes of the General Assembly meeting, including a summary of the discussions, shall be drawn up. The minutes and the General Assembly's decisions shall be kept in a special record to be deposited at the company's head office. Any of the partners or a representative thereof may have access to them. The partner may also access the budget, profit and loss account, and annual report.

Attester [signature]	**The Parties**	
Attestation seal [seal reads: The State of Qatar – The Ministry of Justice – Documentation Department]	1- [signature] 3- 5-	2- [signature] 4- 6-

The State of Qatar
The Ministry of Justice
Documentation Department
Documentation Section

Form no. D/1
Documentation report no.

Documentation Department – Ministry of Justice
Documentation no.: 34161/2015
Date: 06/08/2015

[Seal reads: The State of Qatar – Companies Control Section - The Ministry of Economy and Trade]

Article (24)

The Auditor:

The company shall have one or more auditors to be appointed annually by the General Assembly and they shall be governed by the provisions related to auditors of joint stock companies.

Article (24)

Without prejudice to the rights of others of good faith, any decision issued by the General Assembly or by the partners in violation to the provisions of the Commercial Companies Law no. (5) of 2002 or the Articles of Association of the company shall be null and void, without violating the rights of others of good faith. The nullity of such decisions shall not be adhered to except by the partners who object to them. The nullity of the decision makes it as if it has not been issued. A lawsuit for nullifying the decision shall be dismissed one year after the date of its issuance.

Article (25)

The distribution of profits and losses:

The net profits of the company shall be distributed after deducting all general expenses, depreciations, taxes due on the partners, and other costs as follows:

1. 10% of the net profits for the compulsory reserve account. Such deduction may be halted if the reserve reaches 50% of the company's capital, provided that if the compulsory reserve falls below the aforementioned percentage, the deduction shall be resumed until it reaches this percentage.
2. The General Assembly of Partners may decide, upon a proposal from the managers, to deduct a portion of the net profits for a voluntary reserve account to be used in the aspects determined by the General Assembly of Partners.

HOME CENTRE Translation مركز بيت الترجمة

The State of Qatar
The Ministry of Justice
Documentation Department
Documentation Section

Form no. D/1
Documentation report no.

Documentation Department – Ministry of Justice
Documentation no.: 34161/2015
Date: 06/08/2015

[Seal reads: The State of Qatar – Companies Control Section - The Ministry of Economy and Trade]

3. The remainder of the net profits shall be distributed among the partners in proportion to the shares each partner holds in the capital, or shall be carried over to the next year, upon the approval of the partners.
4. The profits shall be carried over to the following year in case of incurring losses. The profits shall not be distributed to the partners until these losses have been deducted.

Article (26)

The fiscal year of the company:

Attester [signature]	The Parties	
Attestation seal [seal reads: The State of Qatar – The Ministry of Justice – Documentation Department]	1- [signature] 3- 5-	2- [signature] 4- 6-

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C.R.: 23922/5 P.O.Box: 6077 Doha - Qatar

The fiscal year of the company shall start on the first of January and end by the end of December each year. The first fiscal year of the company shall begin from the date of registering the company at the commercial register until the end of the following year.

Article (27)

The expiry and dissolution of the company:

Subject to article (290) of the Commercial Companies Law no. (5) of 2002, the company shall expire in one of the following cases:

1. The expiry of the term, unless it is renewed.
2. The completion of work for which the company has been established.
3. A court ruling is issued to the effect of dissolving the company.
4. The company files for bankruptcy.
5. The dissolution of the company or its merger with another company.
6. The transfer of all shares to a number of partners lesser than the minimum legally prescribed.
7. The exhaustion of all or most of the company's capital so that it is not feasible to invest the company's capital in a fruitful manner.
8. The consensus of the partners to dissolve the company before the expiry of its term.

The company's funds shall be liquidated, according to the provisions of articles (295 to 312) of the Commercial Companies Law no. (5) of 2002.

Article (28)

Disputes:

Every dispute that arises between the partners or between them and the heirs or a representative of one of them related to any of the terms of the Articles of Association shall be looked into by the competent courts in the State of Qatar. The claims against the managers, jointly, or against one of that affecting the public interests of the company may not

The State of Qatar
The Ministry of Justice
Documentation Department
Documentation Section

Form no. D/1
Documentation report no.

Documentation Department – Ministry of Justice
Documentation no.: 34161/2015
Date: 06/08/2015

[Seal reads: The State of Qatar – Companies Control Section - The Ministry of Economy and Trade]

be filed except in the name of a group of partners and according to a decision to be issued by the General Assembly.

Article (29)

Any issues not mentioned in these Articles of Association shall be subject to the provisions of the Commercial Companies Law no. (5) of 2002.

Attester [signature]	**The Parties**	
Attestation seal [seal reads: The State of Qatar – The Ministry of Justice – Documentation Department]	1- [signature] 3- 5-	2- [signature] 4- 6-

Translation Home Centre
مركز بيت الترجمة
C.R.: 23822/5 P.O.Box: 6077 Doha - Qatar

The State of Qatar
The Ministry of Justice
Documentation Department
Documentation Section

Form no. D/1
Documentation report no.

Documentation Department – Ministry of Justice
Documentation no.: 34161/2015
Date: 06/08/2015

[Seal reads: The State of Qatar – Companies Control Section - The Ministry of Economy and Trade]

Article (30)

Contract Copies:

These Articles of Association have been drawn up in (4) copies; one copy for each partner, to act under it, a copy for the relevant department at the Ministry of Economy and Commerce, and a copy to be kept at the company.

The partners have authorized Mr. / **Sheikh Khaled Jabr Mohammad Jabr Al Thani** to file the Company with the Registrar of Commercial Companies, to undertake the necessary incorporation procedures at the Companies Control Department, and to sign on their behalf to that extent only.

The partners' signatures

No.	Name	ID/Passport no.	Signature
1	**Sheikh Khaled Jabr Mohammad Jabr Al Thani**	2636401345	[signature]
2	**Vivakor Ink** **Represented by/ Najib Khouri**	CR: NV20061383583 509321563	[signature]

I, the below signatory, acknowledge that at [9] o'clock…….~~minutes on~~……./……./…….~~AH~~, corresponding to [6-8-2015], the above signatories have attended before me and presented this document and asked for it to be attested. I have duly examined it, their competencies, and identities and have found no legal or sharia related prohibition for attesting it. I have read and explained its contents for them and they have accepted and signed it before me.

The Attestation Department is neither responsible for the contents of this document nor for the obligations that arise from it.

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مركز بيت الترجمة
C.R.: 23822/5 P.O.Box: 6077 Doha - Qatar

The State of Qatar
The Ministry of Justice
Documentation Department
Documentation Section

Form no. D/1
Documentation report no.

Documentation Department – Ministry of Justice
Documentation no.: 34161/2015
Date: 06/08/2015

[Seal reads: The State of Qatar – Companies Control Section - The Ministry of Economy and Trade]

Attester
[signature]

Head of Attestation Department
[signature]

First witness	Second witness
Name:..................................	Name:..................................
Nationality:..............................	Nationality:..............................
ID No:..........................	ID No:..................................
Signature:................................	Signature:.............................

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دولة قطر
وزارة العدل
إدارة التوثيق
قسم التوثيق

إدارة التوثيق - وزارة العدل
نموذج ث
توثيقات : 2015 / 34161
التاريخ : 2015/08/06
محضر توليا

٥/٢/٢٠١٥

عقد تأسيس

شركة **فيفاكور الشرق الاوسط** " ذات مسؤولية محدودة"

إنه في يوم الأحد، 06 شعبان، 1436 الموافق: 2015/05/24 حرر هذا العقد بين كل من:

م	الاســـــم	الجنسية	رقم البطاقة الشخصية/ جواز سفر	محل الإقامة	العنوان
.1	**الشيخ خالد جبر محمد جبر ال ثاني**	**قطري**	26363401345	الدوحة	قطر
.2	**فيفاكور اينك** **يمثلها /نجيب خوري**	**امريكية** **امريكي**	سجل:NV20061383583 509321563	الدوحة	قطر

وتم الاتفاق على ما يأتي:

مـــادة (1)

اتفق المتعاقدون على أن يؤلفوا فيما بينهم جماعة ترمي إلى إنشاء شركة ذات مسؤولية محدودة قطرية طبقاً لأحكام قانون الشركات التجارية رقم (5) لسنة 2002م وعقد تأسيس الشركة.

مـــادة (2)

اسم الشركة : **فيفاكور الشرق الاوسط** "ذات مسئولية محدودة"

ويجب أن يذكر اسم الشركة متبوعاً بعبارة "ذات مسؤولية محدودة" مكتوبة بصورة واضحة ومقروءة، فإذا أهمل المديرون مراعاة الحكم المذكور كانوا مسئولين في أموالهم الخاصة وبالتضامن عن التزامات الشركة فضلاً عن التعويضات.

مـــادة (3)

غرض الشركـــة:

هو : توريد معدات حقول النفط الغاز ، صيانة حقول النفط . صيانة معدات النفط (معدات بترولية).

مـــادة (4)

المركز الرئيسي للشركة ومحلها القانوني هو مدينة (**الدوحة**) بدولة قطر، ويجوز للشركة أن تنشئ فروعا لها داخل أو خارج قطر متى اقتضت مصلحة الشركة ذلك وبموافقة الجمعية العامة للشركاء أو المديرون، ويجب التأشير بعناوين الفروع في السجل التجاري الخاص بالشركة.

الموثـــق

خاتم التوثيق

الأطـــراف

-1 -2
-3 -4
-5 -6

مـــادة (5)

<u>مـدة الشركــة:</u>
المدة المحددة للشركة (25) سنة ميلادية تبدأ من تاريخ شهر عقدها بالقيد في السجل التجاري، ويجوز مد هذه المدة بقرار من الجمعية العامة للشركاء.

مـــادة (6)

<u>رأس مـال الشركــة:</u>
حدد رأس مال الشركة بمبلغ (200000) ريال قطري مقسم إلى (200) حصة متساوية القيمة، قيمة كل حصة (1000) ريال، وتم توزيع الحصص بين الشركاء على النحو التالي:

م	الاســـم	عدد الحصص	قيمة الحصة	إجمالي
1.	**الشيخ خالد جبر محمد جبر ال ثاني**	102	1000	102000
2.	**فيفاكور اينك**	98	1000	98000

وقد دفع كل شريك قيمة حصته كاملة، وأودعت الحصص النقدية في بنك/ **قطر الوطني** بموجب شهادة صادرة من البنك المذكور.

ماده (7)

<u>إدارة الشـركــة:</u>
يدير الشركة مدير أو أكثر من بين الشركاء أو من غيرهم يعينهم الشركاء لأجل معين أو غير معين، ويعتبر المديرون المعينون في عقد تاسيس الشركة معينون لمدة (25) سنوات ويجوز عزل المدراء المعينون في عقد التأسيس وكذلك تعيين وعزل المدراء المعينون فيما بعد باتفاق الشركاء المالكين لأكثر من نصف رأس المال وقد
عين المؤسسون:

م	الاســـم	الصفـــة
1.	**الشيخ خالد جبر محمد جبر ال ثاني**	**مدير للشركة**

مـــادة (8)

يكون لمدير الشركة السلطة الكاملة في إدارتها والنيابة عنها، وتعتبر تصرفات المدير ملزمة للشركة بشروط أن تكون مشفوعة ببيان الصفة التي تعامل بها، وكل قرار يصدر من الجمعية العامة بتقييد المديرين أو بتغييرهم لا يسري في حق الغير إلا بعد التأشير به في السجل التجاري.

الموثـق

خاتم التوثيق

الأطـراف

-1 -2
-3 -4
-5 -6

مـــادة (9)

يكون حكم المديرين من حيث المسؤولية حكم أعضاء مجالس إدارات شركات المساهمة.

مـــادة (10)

لا يجوز للمديرين بغير موافقة الجمعية العامة للشركاء أن يتولوا الإدارة في شركة أخرى منافسة أو ذات أغراض مماثلة، أو أن يقوموا لحسابهم أو لحساب الغير بصفقات تجارية منافسة أو مماثلة لتجارة الشركة، ويترتب على مخالفة ذلك جواز عزلهم وإلزامهم بالتعويض.

مـــادة (11)

الحصص وانتقالها:

مع مراعاة المادة (237) من قانون الشركات التجارية رقم (5) لسنة 2002م.

- يجوز للشريك أن يتنازل عن حصته بموجب محرر رسمي لأحد الشركاء ، أو للغير وبعد موافقة الشركاء بالإجماع و لا يحتج بهذا التنازل في مواجهه الشركة أو الغير إلا من تاريخ قيده في سجل الشركاء وفي السجل التجاري.
- فإذا أراد أن يتنازل عن حصته لشخص أجنبي عن الشركة، وجب أن يخطر باقي الشركاء عن طريق مدير الشركة بشروط التنازل، وعلى المدير أن يبلغ الشركاء بشروط التنازل.
- ويجوز لكل شريك أن يطلب استرداد الحصة بالشروط نفسها وبثمنها الحقيقي. وفي حالة الاختلاف على الثمن يقدر مراقب حسابات الشركة هذا الثمن في تاريخ الاسترداد.
- وإذا استعمل حق الاسترداد أكثر من شريك قسمت الحصة المبيعة بينهم بنسبة حصة كل منهم في رأس المال.
- فإذا انقضى شهر من تاريخ التبليغ دون أن يستعمل أحد الشركاء حق الاسترداد كان لصاحب الحصة الحق في التصرف فيها للغير.

المادة (12)

سجل الشركاء :

يعد مركز الشركة سجل خاص للشركاء ، يتضمن ما يأتي :

1. أسماء الشركاء وجنسياتهم ومواطنهم ومهنهم.
2. عدد الحصص التي يملكها كل شريك.
3. التصرفات التي تجري على الحصص مع بيان تاريخها والسبب الناقل للملكية واسم المتصرف إليه وتوقيعهما في حالة التصرف بين الأحياء ، وتوقيع المدير ومن آلت إليه الحصة في حالة الانتقال بسبب الوفاة.
4. مجموع ما يملكه كل شريك من حصص بعد التصرف.

الموثـق

خاتم التوثيق

الأطـــراف

-1	-2
-3	-4
-5	-6

دولة قطر
وزارة العدل
إدارة التوثيق
قسم التوثيق

نموذج ث ١

محضر توثيق رقم (.................

ويجوز لكل شريك ولكل ذي شأن من غير الشركاء، الإطلاع على هذا السجل. وترسل صورة من البيانات الواردة فيه وكل تغييرا يطرأ عليه إلى إدارة مراقبة الشركات بوزارة الاقتصاد والتجارة.

ويسأل مديرو الشركة شخصياً على وجه التضامن عما ينشأ من ضرر بسبب إمساك السجل بطريقة معيبة أو بسبب عدم صحة البيانات والتغييرات التي تثبت فيه أو التي ترسل إلى إدارة مراقبة الشركات بوزارة الاقتصاد والتجارة.

مادة (13)

الجمعية العامة للشركاء :

تكون للشركة جمعية عامة تتكون من جميع الشركاء، وتنعقد الجمعية بدعوة من المديرين مرة على الأقل في السنة خلال الأربعة أشهر التالية لنهاية السنة المالية للشركة.ويجب على المديرين دعوة الجمعية العامة للانعقاد بناء على طلب مجلس الرقابة، إن وجد، أو مراقب الحسابات أو عدد من الشركاء يملكون ما لا يقل عن ربع رأس مال الشركة.وتعقد الجمعية العامة في المركز الرئيسي أو في أي مقر آخر يتفق عليه الشركاء.وتوجه الدعوة لحضور الجمعية العامة بموجب خطابات مسجلة ترسل إلى كل شريك على عنوانه الوارد في عقد التأسيس / سجل الشركاء قبل موعد انعقادها بواحد وعشرين يوماً على الأقل ، ويعتبر العنوان الوارد بعقد التأسيس / سجل الشركاء وتعديلاته هو عنوان مراسلاته ، ولا يجوز له الاعتراض على الشركة بعدم صحة عنوانه إلا إذا أثبت إخطاره الشركة بتغيير العنوان. ويجب أن يتضمن خطاب الدعوة تحديد مكان وزمان الاجتماع، وأن يرفق به جدول الأعمال وصورة من الميزانية.

مادة (14)

يعد المديرون عن كل سنة مالية ميزانية الشركة وحساب الأرباح والخسائر وتقريراً عن نشاط الشركة ومركزها المالي واقتراحاتهم بشأن توزيع الأرباح خلال شهرين من نهاية السنة المالية.وعلى المديرين أن يرسلوا صورة من هذه الوثائق وصورة من تقرير مجلس الإدارة إن وجد وصورة من تقرير المدققين إلى وزارة الاقتصاد والتجارة وإلى كل شريك ، وذلك خلال شهر من تاريخ إعداد الوثائق المذكورة ولكل شريك أن يطلب من المديرين دعوة الشركاء إلى الاجتماع للمداولة في تلك الوثائق.

مادة (15)

لكل شريك حق حضور الجمعية العامة مهما كان عدد الحصص التي يملكها ، وله أن ينيب عنه بتفويض خاص شريكاً آخر من غير المديرين لتمثيله في الجمعية ، ويكون لكل شريك عدد من الأصوات بقدر عدد ما يملكه أو يمثله من حصص.

مادة (16)

يجب أن يشتمل جدول أعمال الجمعية العامة في اجتماعها السنوي على المسائل الآتية :

1. مناقشة تقرير مجلس الإدارة عن نشاط الشركة ومركزها المالي خلال السنة وتقرير مراقب الحسابات.
2. مناقشة الميزانية وحساب الأرباح والخسائر والتصديق عليها.
3. تحديد نسب الأرباح التي توزع على الشركاء.
4. تعيين المديرين أو أعضاء مجلس الرقابة ، وتحديد مكافآتهم.

الموثق	الأطراف
خاتم التوثيق	-1 -2 -3 -4 -5 -6

5. تعيين مراقب الحسابات وتحديد أتعابه.
6. المسائل الأخرى التي تدخل في اختصاصها بموجب هذا العقد أو قانون الشركات التجارية.

مادة (17)

لا يجوز للجمعية العامة أن تتداول في غير المسائل الواردة في جدول الأعمال ، إلا إذا تكشفت أثناء الاجتماع وقائع خطيرة تقتضي المداولة فيها.

وإذا طلب أحد الشركاء إدراج مسألة معينة على جدول الأعمال، وجب على المديرين إجابة الطلب وإلا كان من حق الشريك أن يحتكم إلى الجمعية العامة.

مادة (18)

لكل شريك حق مناقشة الموضوعات المدرجة على جدول الأعمال، ويكون المديرون ملزمين بالإجابة على أسئلة الشركاء. فإذا رأي أحد الشركاء أن الرد على سؤاله غير كاف احتكم إلى الجمعية العامة وكان قرارها واجب التنفيذ.

مادة (19)

لا تكون قرارات الجمعية العامة صحيحة إلا إذا صدرت بموافقة عدد من الشركاء يمثل على الأقل نصف رأس مال الشركة على الأقل

فإذا لم تتوفر هذه الأغلبية في الاجتماع الأول، وجب دعوة الشركاء لاجتماع ثان يعقد خلال الواحد والعشرين يوماً التالية للاجتماع الأول ، وتصدر القرارات في هذا الاجتماع بأغلبية الأصوات الممثلة فيه.

مادة (20)

لا يجوز تعديل عقد تأسيس الشركة ولا زيادة رأس مالها أو تخفيضه إلا بموافقة عدد من الشركاء يمثلون 75%من رأس المال.

مادة (21)

يجوز بقرار من الجمعية العامة للشركاء وموافقة الشركاء الإجماعية. اتخاذ قرار بتحويل الشركة إلى شركة أخرى من الشركات الخاضعة لأحكام قانون الشركات التجارية رقم (5) لسنة 2002م.

مادة (22)

يحرر محضر بملخص واف عن مناقشات الجمعية العامه وتدون المحاضر وقرارات الجمعية في سجل خاص يودع بمقر الشركة، ويكون لأي من الشركاء الإطلاع عليها بنفسه او بوكيل عنه. كما يكون له الإطلاع على الميزانية وحساب الأرباح والخسائر والتقرير السنوي.

الموثق

خاتم التوثيق

الأطراف

-1 -2

-3 -4

-5 -6

دولة قطر
وزارة العدل
إدارة التوثيق
قسم التوثيق

نموذج ث/١
محضر توثيق رقم (...................

مادة (23)

مراقب الحسابات :
يكون للشركة مراقب حسابات أو أكثر تعينهم الجمعية العامة كل عام ، وتسري في شأنهم الأحكام الخاصة بمراقبي الحسابات في شركات المساهمة.

مادة (24)

مع عدم الإخلال بحقوق الغير حسن النية يقع باطلاً كل قرار يصدر من الجمعية العامة أو من الشركاء بالمخالفة لأحكام قانون الشركات التجارية رقم (5) لسنة 2002م أو لعقد الشركة دون إخلال بحقوق الغير حسن النية. ولا يجوز التمسك بهذا البطلان إلا من الشركاء الذين اعترضوا على القرار. ويترتب على بطلان القرار اعتباره كأن لم يكن. وتسقط دعوى بطلان القرار بمضي سنة من تاريخ صدوره.

مادة (25)

توزيع الأرباح والخسائر :
توزع أرباح الشركة الصافية بعد خصم جميع المصروفات العمومية والاستهلاكات و الضرائب المستحقة على الشركاء و التكاليف الأخرى على النحو التالي :

1. 10٪ من الأرباح الصافية لحساب الاحتياطي الإجباري ، ويجوز إيقاف هذا الاستقطاع إذا بلغ الاحتياطي 50٪ من رأس مال الشركة على أنه إذا قل الاحتياطي الإجباري عن النسبة المذكورة وجب إعادة الاستقطاع حتى يصل إلى هذه النسبة.
2. يجوز للجمعية العامة للشركاء بناء على اقتراح المديرين أن تقرر سنوياً اقتطاع جزء من الأرباح الصافية لحساب احتياطي اختياري ويستعمل في الوجوه التي تقررها الجمعية العامة للشركاء.
3. الباقي من الأرباح الصافية يوزع على الشركاء بنسبة كل منهم في رأس المال أو يرحل بناء على موافقة الشركاء إلى السنة المقبلة.
4. في حالة تحقيق خسائر ترحل للسنة التالية ولا يتم توزيع أرباح على الشركاء إلا بعد استنزال هذه الخسائر.

مادة (26)

السنة المالية للشركة :

الموثق

الأطراف		خاتم التوثيق
-1	-2	
-3	-4	
-5	-6	

تبدأ السنة المالية للشركة في أول يناير وتنتهي في آخر ديسمبر من كل عام، على أن السنة الأولى للشركة تبدأ من تاريخ قيدها في السجل التجاري إلى نهاية ديسمبر من العام التالي.

مادة (27)

انقضاء الشركة وحلها :

مع مراعاة المادة (290)من قانون الشركات التجاري رقم (5) لسنة 2002م تنقضي الشركة بأحد الأمور الآتية:

1. انقضاء المدة المحددة لها ما لم تجدد المدة.
2. انتهاء العمل الذي قامت من أجله.
3. صدور حكم قضائي بحلها.
4. شهر إفلاس الشركة.
5. حل الشركة أو اندماجها في شركة أخرى.
6. انتقال جميع الحصص أو جميع الأسهم إلى عدد من الشركاء يقل عددهم عن الحد الأدنى المقرر قانوناً.
7. هلاك جميع رأس مال الشركة أو معظمه بحيث يتعذر استثمار رأس مال الشركة استثماراً مجدياً.
8. إجماع الشركاء على حل الشركة قبل انتهاء مدتها.

ويتم تصفية أموالها طبقاً لأحكام المواد (295 إلى 312) من قانون الشركات التجارية رقم (5) لسنة 2002م .

مادة (28)

المنازعات :

كل نزاع ينشأ بين الشركاء أو بينهم وبين ورثة أحدهم أو ممثليه خاص بأي شرط من شروط العقد يكون الفصل فيه من اختصاص المحاكم المختصة بدولة قطر ولا يجوز رفع المنازعات التي تمس المصلحة العامة للشركة والمشتركة ضد المديرين أو ضد أحدهم إلا باسم مجموع الشركاء وبمقتضى قرار من الجمعية العامة.

مادة (29)

كل ما لم يرد به نص في هذا العقد يطبق بشأنه أحكام القانون رقم (5) لسنة 2002م بإصدار قانون الشركات التجارية.

الموثق

خاتم التوثيق

الأطراف

-1	-2
-3	-4
-5	-6

دولة قطر
وزارة العدل
إدارة التوثيق
قسم التوثيق
نموذج ث/٢
محضر توثيق رقم (....................)

مستوفي رسوم التوثيق ....ريال
بالوصال رقم .... بتاريخ ....
رقم العقد............ بتاريخ............
التوقيع

مـــــادة (30)

نسخ العـقـد :

حرر هذا العقد من (4) نسخ لكل شريك نسخة للعمل بموجبها ، ونسخة إلى كل من إدارة مراقبة الشركات بوزارة الاقتصاد والتجارة بوزارة الاقتصاد والتجارة، ونسخة تحفظ بالشركة وقد فوض الشركاء السيد / **الشيخ خالد جبر محمد جبر ال ثاني** ، في اتخاذ إجراءات قيد الشركة بالسجل التجاري وإتمام الإجراءات اللازمة للتأسيس بإدارة مراقبة الشركات والتوقيع نيابة عنهم في حدود ذلك.

توقيع الشركاء

م	الاســـم	رقم البطاقة الشخصية/ جواز سفر	التوقيع
1.	**الشيخ خالد جبر محمد جبر ال ثاني**	26363401345	
2.	**نيفاكور اينك** **يمثلها :نجيب خوري**	س.ت:NV20061383583 ~~509321563~~	

أنا الموقع رئيس قسم التوثيق أقر أنه في الساعة ٥... والدقيقة .... بتاريخ .... ١٤هـ الموافق ٦-٨-٢٠١٠ م، قد حضر أمامي الأشخاص الموقعون أعلاه وأبرزوا هذا المحرر طالبين توثيقه ، فدققت فيه وفي أهليتهم وهويتهم فلم أجد مانعاً شرعياً أو قانونياً من توثيقه فتلوته عليهم وأفهمتهم مضمونه فأقروه و وقعوه أمامي.

إن إدارة التوثيق غير مسئولة عن محتويات هذا المحرر وعن الالتزامات الناشئة عنه.

رئيس قسم التوثيق / الموثق

الشاهد الأول	الشاهد الثاني
الاسم:....................	الاسم:....................
الجنسية:....................	الجنسية:....................
بطاقة شخصية رقم:....................	بطاقة شخصية رقم:....................
التوقيع:....................	التوقيع:....................

مدير إدارة التوثيق

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